Exhibit 10.3

$750,000,000

UR FINANCING ESCROW CORPORATION

5.75% SENIOR SECURED NOTES DUE 2018

JOINDER TO REGISTRATION RIGHTS AGREEMENT

April 30, 2012

Morgan Stanley & Co. LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Wells Fargo Securities, LLC

as Representatives of the Initial Purchasers

c/o Morgan Stanley & Co. LLC

            1585 Broadway

            New York, New York 10036

Ladies and Gentlemen:

Reference is made to the Registration Rights Agreement dated as of March 9, 2012, among UR Financing Escrow Corporation (the “Issuer”) and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers. Capitalized terms used in this Joinder Agreement without definition have the respective meanings given to them in the Registration Rights Agreement.

The undersigned, UR Merger Sub Corporation (“NewCo”), hereby agrees to accede to the terms of, and assume all of the obligations of the Issuer set forth in, the Registration Rights Agreement, as though NewCo had entered into the Registration Rights Agreement on the Closing Date and been named as the “Issuer” therein. NewCo agrees that such obligations include, without limitation, (a) all of the obligations of the Issuer to perform and comply with all of the agreements thereof contained in the Registration Rights Agreement, including the obligation to pay Liquidated Damages, and (b) the Issuer’s indemnification and other obligations contained in Section 6 of the Registration Rights Agreement. NewCo acknowledges and agrees that all references to the Issuer in the Registration Rights Agreement shall include NewCo and that NewCo shall be bound by all provisions of the Registration Rights Agreement containing such references.

The undersigned Guarantors hereby agree, on a joint and several basis, to accede to the terms of the Registration Rights Agreement and to undertake and perform all of the obligations of the “Guarantors” set forth therein as though the undersigned Guarantors had entered into the Registration Rights Agreement on the Closing Date and been named as “Guarantors” therein. The undersigned Guarantors agree that such obligations include, without limitation, (a) all of the obligations of the Guarantors to perform and comply with all of the agreements thereof contained in the Registration Rights Agreement, including the obligation to pay Liquidated Damages, and

(b) the Guarantors’ indemnification and other obligations contained in Section 6 of the Registration Rights Agreement. Each of the undersigned Guarantors acknowledges and agrees that all references to the Guarantors in the Registration Rights Agreement shall include the undersigned Guarantors and that the undersigned Guarantors shall be bound by all provisions of the Registration Rights Agreement containing such references.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

This Joinder Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile, e-mail or other electronic means shall be effective as delivery of a manually executed counterpart.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the date first written above.

UR MERGER SUB CORPORATION

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS, INC.

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Senior Vice President and Treasurer

INFOMANAGER, INC.

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS (DELAWARE), INC.

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

[Signature Page to Joinder to 2018 Secured Notes Registration Rights Agreement]

UNITED RENTALS FINANCING LIMITED PARTNERSHIP, BY UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC, ITS GENERAL PARTNER

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC, BY UNITED RENTALS (NORTH AMERICA), INC., ITS SOLE INITIAL MEMBER

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Senior Vice President and Treasurer

UNITED RENTALS REALTY, LLC, BY UNITED RENTALS (NORTH AMERICA), INC., ITS MANAGING MEMBER

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Senior Vice President and Treasurer

WYNNE SYSTEMS, INC.

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President and Treasurer

[Signature Page to Joinder to 2018 Secured Notes Registration Rights Agreement]